                                                            Exhibit 23(c)(xxiii)

                       OPPENHEIMER MAIN STREET FUND/VA
             Share Certificate for Service Shares (8-1/2" x 11")
             ---------------------------------------------------

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right) SERVICE SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds

                  A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER MAIN STREET FUND/VA

(at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                               CERTAIN DEFINITIONS

                                                (box with number)
                                                  CUSIP 383811863

      (at left)       is the owner of

      (centered)  FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                        OPPENHEIMER MAIN STREET FUND/VA

            a  series  of  OPPENHEIMER  VARIABLE  ACCOUNT  FUNDS  (hereinafter called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon
            surrender   of   this   certificate   properly   endorsed.    This
            certificate  and the  shares  represented  hereby  are  issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

      (signature              Dated:            (signature
      at left of seal)                          at right of seal)

      /s/ Brian W. Wixted                       /s/ Robert G. Zack
      -----------------------             -------------------
      TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"   dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                    (Cust)                  (Minor)

                                    UNDER UGMA/UTMA ___________________
                                                       (State)

Additional abbreviations may also be used though not on above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________        (Please
print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________  Service  Shares of
the beneficial interest  represented by the within Certificate,  and do hereby irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said  shares on the  books of the  within  named  Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________
                                          -----------------------------
                                    (Both must sign if joint tenancy)

                              Signature(s) __________________________
                              guaranteed        Name of Firm or Bank
                              by:         _____________________________
                                                Signature of Officer

(text  printed  NOTICE:  The  signature(s)  to this  assignment  vertically to right must  correspond  with the name(s) as of above  paragraph)  written upon the  face  of the  certificate  in  every  particular  without  alteration  or enlargement or any change whatever.

(text printed in   Signatures  must  be  guaranteed  by a U.S.  box to left of
commercial bank or trust company, signature(s)   a         Federally-chartered
savings and loan association,  a foreign bank having a U.S. firm of a national securities exchange.

N1a/ovaf/orgdocs/sharecerts/msfva.service0503

                                                             Exhibit 23(c)(xxiv)

                       OPPENHEIMER MAIN STREET FUND/VA

            Share Certificate for Non-Service Shares (8-1/2" x 11")
-           -------------------------------------------------------

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right) NON-SERVICE SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds

                  A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER MAIN STREET FUND/VA

(at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                               CERTAIN DEFINITIONS

                                                (box with number)
                                                  CUSIP 683811889

      (at left)       is the owner of

      (centered)  FULLY PAID NON-SERVICE SHARES OF BENEFICIAL     INTEREST OF

                        OPPENHEIMER MAIN STREET FUND/VA
            a  series  of  OPPENHEIMER  VARIABLE  ACCOUNT  FUNDS  (hereinafter called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon
            surrender   of   this   certificate   properly   endorsed.    This
            certificate  and the  shares  represented  hereby  are  issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

      (signature              Dated:            (signature
      at left of seal)                          at right of seal)

      /s/ Brian W. Wixted                       /s/ Robert G. Zack
      -----------------------             -------------------
      TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"   dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                    (Cust)                  (Minor)

                                    UNDER UGMA/UTMA ___________________
                                                       (State)

Additional abbreviations may also be used though not on above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________        (Please
print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________         Non-Service
Shares of the beneficial interest  represented by the within Certificate,  and do  hereby  irrevocably  constitute  and  appoint  ___________________________
Attorney  to transfer  the said  shares on the books of the within  named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________
                                          -----------------------------
                                    (Both must sign if joint tenancy)

                              Signature(s) __________________________
                              guaranteed        Name of Firm or Bank
                              by:         _____________________________
                                                           Signature        of
                              Officer

(text  printed  NOTICE:  The  signature(s)  to this  assignment  vertically to right must  correspond  with the name(s) as of above  paragraph)  written upon the  face  of the  certificate  in  every  particular  without  alteration  or enlargement or any change whatever.

(text printed in   Signatures  must  be  guaranteed  by a U.S.  box to left of commercial bank or trust company,  signature(s) a Federally-chartered  savings and  loan  association,  a  foreign  bank  having  a U.S.  firm of a  national securities exchange.

N1a/ovaf/orgdocs/sharecerts/msfva.non-service0503